Exhibit 32.1

                        GOOD BUDDY'S COFFEE EXPRESS, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of Good Buddy's Coffee Express, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2007 (the
"Report"), I, Scott Massey, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Scott Massey
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Scott Massey
Chief Executive Officer and
Chief Financial Officer
June 8, 2007